Filed Pursuant to Rule 497(e)

Registration No. 033-41913

GABELLI EQUITY SERIES FUNDS, INC. (the “Company”)

The Gabelli Focus Five Fund (the “Focus Five Fund”)

Supplement dated July 2, 2012, to the Company’s Statement of Additional Information,

dated January 27, 2012.

On June 28, 2012, Steel Excel Inc. purchased shares of the Focus Five Fund constituting 44.70% of the voting securities of the Focus Five Fund. As a result, Steel Excel Inc. may be deemed to represent “control” of the Focus Five Fund, as that term is defined in the 1940 Act.

Effective June 28, 2012, the following replaces the last row of the table on p. 29 of the Company’s Statement of Additional Information:

CLASS I *	STEEL EXCEL INC. 2603 CAMINO RAMON, SUITE 200 SAN RAMON, CA 94583	85.15%+	Beneficial

	FRONTIER TRUST COMPANY FBO GABELLI FUNDS 401(K) PROFIT SHARING FARGO, ND 58106-0758	5.49%	Record

	GGCP INC. ATTN: CHIEF FINANCIAL OFFICER GREENWICH, CT 06830-6556	5.06%	Beneficial

*	This information is as of June 28, 2012.
+	To the extent there is an underlying 25% or greater beneficial owner of these record shares, such beneficial owner may be deemed to represent “control” of the class, as that term is defined in the 1940 Act.

As of June 28, 2012, Steel Excel Inc. directly owned 44.70% of the outstanding shares of the Focus Five Fund, aggregating all classes of the Focus Five Fund. For as long as this investment represents a greater than 25% interest in the Focus Five Fund, Steel Excel Inc. may be deemed to be a “control person” of the Focus Five Fund, as that term is defined in the 1940 Act.

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